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                                                            EXHIBIT NO. 99.7(f)
                                                       AS OF: September 2, 2005

                        EXHIBIT A TO CUSTODIAN CONTRACT

                                                State Street       Chase
       Name of Trst/Portfolio                    Portfolio        Portfolio

I.   MFS FAMILY OF FUNDS
     MFS SERIES TRUST I:
     Cash Reserve Fund (MCF)                         --
     Core Equity Fund (RGI)                          --
     Core Growth Fund (CGF)                          --
     New Discovery Fund (NDF)                        --
     Research International Fund (RIF)               --
     Strategic Growth Fund (AGF)                     --
     Technology Fund (SCT)                           --
     Value Fund (EIF)                                --

     MFS SERIES TRUST II:
     Emerging Growth Fund (MEG)                                        --

     MFS SERIES TRUST III:
     High Income Fund (MFH)                                            --
     High Yield Opportunities Fund (HYO)             --
     Municipal High Income Fund (MMH)                N/A               N/A

     MFS SERIES TRUST IV:
     Gov't. Money Mkt. Fund (MMG)                    --
     Mid Cap Growth Fund (OTC)                                         --
     Money Market Fund (MMM)                         --
     Municipal Bond Fund (MMB)                       N/A               N/A

     MFS SERIES TRUST V:
     International New Discovery Fund (MIO)          --
     Research Fund (MFR)                                               --
     Total Return Fund (MTR)                                           --

     MFS SERIES TRUST VI:
     Global Equity Fund (MWE)                                          --
     Global Total Return Fund (MWT)                                    --
     Utilities Fund (MMU)                                              --

     MFS SERIES TRUST VII:
     Capital Opportunities Fund (MVF)                                  --

     MFS SERIES TRUST VIII:
     Strategic Income Fund (MSI)                                       --
     Global Growth Fund (WGF)                        --

     MFS SERIES TRUST IX:
     Bond Fund (MFB)                                                   --
     Inflation-Adjusted Bond Fund (IAB)              --
     Intermediate Inv. Grade Bond Fund               --
     Limited Maturity Fund (MLM)                                       --
     Municipal Ltd. Maturity Fund (MML)              N/A               N/A
     Research Bond Fund (RBF)                        --
     Research Bond Fund J  (RBJ)                     --

     MFS SERIES TRUST X:
     Aggressive Growth Allocation Fund (AGG)         --
     Conservative Allocation Fund (CON)              --
     Emerging Markets. Debt Fund (EMD)               --
     Emerging Markets Equity Fund (FEM)              --
     Floating Rate High Income Fund (FRH)            --
     Growth Allocation Fund (GRO)                    --
     International Diversification Fund              --
     International. Growth Fund (FGF)                --
     International Value Fund (FGI)                  --
     Moderate Allocation Fund (MOD)                  --
     New Endeavor Fund (NEF)                         --
     Strategic Value Fund (SVF)                      --

     MFS SERIES TRUST XI:
     Mid Cap Value Fund (MDF)                        --
     Union Standard Equity Fund (UNE)                --

     MFS SERIES TRUST XII:
     Lifetime Retirement Income Fund (LRT)           --
     Lifetime 2010 Fund (ML1)                        --
     Lifetime 2020 Fund (ML2)                        --
     Lifetime 2030 Fund (ML3)                        --
     Lifetime 2040 Fund (ML4)                        --

     MFS SERIES TRUST XIII:
     Government Securities Fund (MGS)                N/A               N/A

     MFS MUNICIPAL SERIES TRUST:
     AL Municipal Bond Fund (MAL)                    N/A               N/A
     AR Municipal Bond Fund (MAR)                    N/A               N/A
     CA Municipal Bond Fund (MCA)                    N/A               N/A
     FL Municipal Bond Fund (MFL)                    N/A               N/A
     GA Municipal Bond Fund (MGA)                    N/A               N/A
     MD Municipal Bond Fund (MMD)                    N/A               N/A
     MA Municipal Bond Fund (MMA)                    N/A               N/A
     MS Municipal Bond Fund (MMP)                    N/A               N/A
     NY Municipal Bond Fund (MNY)                    N/A               N/A
     NC Municipal Bond Fund (MNC)                    N/A               N/A
     PA Municipal Bond Fund (MPA)                    N/A               N/A
     SC Municipal Bond Fund (MSC)                    N/A               N/A
     TN Municipal Bond Fund (MTN)                    N/A               N/A
     VA Municipal Bond Fund (MVA)                    N/A               N/A
     WV Municipal Bond Fund (MWV)                    N/A               N/A
     Municipal Income Fund (MMI)                     N/A               N/A

     STAND-ALONE FUNDS:
     Government Limited Maturity Fund (MGL)          N/A               N/A
     Growth Opportunities Fund (MGO)                                   --
     MA Investors Growth Stock Fund (MIG)                              --
     MA Investors Trust (MIT)                        --

II.  MFS CLOSED-END FUNDS
     Charter Income Trust (MCR)                      --
     Government. Markets. Income Trust (MGF)                           --
     Intermediate Income Trust (MIN)                 --
     Multimarket Income Trust (MMT)                                    --
     Municipal Income Trust (MFM)                    N/A               N/A
     Special Value Trust (MFV)                                         --

III. MFS INSTITUTIONAL FUNDS
     MFS Institutional Trust (MFSIT):
     Inst. International Equity Fund (IIE)           --
     Inst. Large Cap Growth. Fund (ILC)              --
     Inst. Large Cap Value Fund (ILV)                --
     Inst. Int'l Research Equity Fund (IRE)          --

     MFS VARIABLE INSURANCE TRUST (MVI):
     Capital Opportunities Series (VVS)                                --
     Emerging Growth Series (VEG)                                      --
     Global Equity Series (VGE)                      --
     High Income Series (VHI)                                          --
     Investors Growth Stock Series (VGS)             --
     Investors Trust Series (VGI)                                      --
     Mid Cap Growth Series (VMG)                     --
     Money Market Series (VMM)                       --
     New Discovery Series (VND)                      --
     Research Bond Series (VFB) (fka Bond Series)                      --
     Research Series (VFR)                                             --
     Research International Series (VRI)             --
     Strategic Income Series (VWG) (fka                                --
       Governments Series)
     Total Return Series (VTR)                                         --
     Utilities Series (VUF)                                            --
     Value Series (VLU)                                                --

     MFS/SUN LIFE SERIES TRUST
     Bond Series (BDS)                               --
     Capital Appreciation Series (CAS)                                 --
     Capital Opportunity Series (VAL)                --
     Core Equity Series (RGI)                        --
     Emerging Growth Series (EGS)                                      --
     Emerging Markets Equity Series (FCE)            --
     Global Governments Series (WGS)                                   --
     Global Growth Series (WGO)                      --
     Global Total Return Series (WTS)                                  --
     Government. Securities Series (GSS)             N/A               N/A
     High Yield Series (HYS)                                           --
     International. Growth Series (FCI)              --
     International Value Series (FCG)                --
     Mass. Inv. Growth Stock Series (MIS)            --
     Mass. Investors Trust Series (CGS)                                --
     Mid Cap Growth Series (MCS)                                       --
     Mid Cap Value Series (MVS)                      --
     Money Market Series (MKS)                       --
     New Discovery Series (NWD)                      --
     Research International Series (RSS)             --
     Research Series (RES)                                             --
     Strategic Growth Series (SGS)                   --
     Strategic Income Series (SIS)                   --
     Strategic Value Series (SVS)                    --
     Technology Series (TKS)                         --
     Total Return Series (TRS)                                         --
     Utilities Series (UTS)                                            --
     Value Series (EIS)                              --

V.   COMPASS PRODUCTS
     Cap. Appreciation Var. Acct. (CAVA)                               --
     Gov't. Securities Var. Acct. (GSVA)             N/A               N/A
     Global Gov'ts. Var. Acct. (WGVA)                                  --
     High Yield Variable Acct. (HYVA)                                  --
     Money Mkt. Variable Acct.(MMVA)                 --
     Total Return Variable Acct. (TRVA)                                --

MFS FUNDS LISTED IN THIS EXHIBIT A          STATE STREET BANK AND TRUST COMPANY

By: SUSAN S. NEWTON                         By:
    -------------------------------             -------------------------------
    Name:  Susan S. Newton                      Name:
    Title: Assistant Secretary and              Title:
           Assistant Clerk

                                            JPMORGAN CHASE INVESTOR SERVICES CO.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title: